Exhibit 99.1

News Release
Investor Contact: Paul Fehlman, Vice President Financial Planning & Analysis and Investor Relations (972) 443-6517
Media Contact: Lars Rosene, Chief Sustainability Officer and Vice President Public Affairs (469) 420-3264
FOR IMMEDIATE RELEASE
Flowserve Announces Expected 2009 EPS to be At or Above the High End of the Previously Announced Target Range of $7.20 to $7.50, Including Approximately $68 Million, or $0.90 Per Share, in 2009 Realignment Charges
2009 Full Year Bookings of Approximately $3.9 Billion and Year End Backlog of Approximately $2.4 Billion
2009 Closing Cash Balance Expected to be Approximately $650 Million
2010 EPS Target Range of $6.35 to $7.15, which Includes the Full Impact of Up to $20 Million, or Approximately $0.26 Per Share, in Planned 2010 Realignment Costs and an Expected After-tax Charge of Around $14 Million, or $0.25 Per Share, from Venezuelan Currency Devaluation
Announces New Flow Solutions Group, Combining its Pump and Seal Divisions to Enhance Customer Focus and Leverage Joint Capabilities
DALLAS, January 29, 2010 – Flowserve Corporation (NYSE:FLS), a leading provider of flow control products and services for the global infrastructure markets, today announced that it now sees 2009 EPS at or above the high end of its previously announced target range of $7.20 to $7.50, including approximately $68 million (of the originally planned $71 million), or $0.90 per share, in 2009 realignment charges. The company added that it expects to achieve approximately $110 million in annual run rate benefits from these realignment initiatives and the realignment charges expected to be taken in 2010.

Bookings for full year 2009 were approximately $3.9 billion, down 24 percent compared to full year 2008. Bookings for the fourth quarter 2009 were approximately $940 million, a decrease of 8 percent compared to the fourth quarter 2008.
“During the fourth quarter we saw delays in the release of major pending projects,” said Mark Blinn, Flowserve President and Chief Executive Officer. “We continue to actively pursue, with appropriate discipline, a number of major orders, focusing on our strategic global markets,” added Blinn.
“We continued to see good levels of other original equipment business and aftermarket business opportunities worldwide,” said Blinn, “and our continued focus on these parts of our business have provided stable and profitable business in recent challenging markets. Additionally, the growth in our original equipment sales over the past few years will provide continued aftermarket opportunities,” Blinn noted.
The company’s backlog at December 31, 2009 was approximately $2.4 billion, compared to $2.8 billion at December 31, 2008.
The company had strong cash flow performance in the fourth quarter of 2009, ending the year with a cash balance of approximately $650 million, exceeding total debt by approximately $90 million.
The company announced its 2010 EPS target range of $6.35 to $7.15, which includes the full impact of up to $20 million (including $3 million carried over from 2009), or approximately $0.26 per share, in planned 2010 realignment charges and an expected first quarter after-tax charge of around $14 million, or $0.25 per share, to reflect the adverse impact of the devaluation of the Venezuelan bolivar.
In January 2010, the Venezuelan bolivar was devalued from 2.15 bolivars to 4.3 bolivars to the U.S. dollar, and the currency was designated as hyperinflationary. As a result, the company expects to recognize an estimated currency re-measurement loss in the first quarter of 2010 of around $14 million, which will be recognized in other income (expense). The company is assessing the ongoing impact of the currency devaluation on its operations in Venezuela and imports into the Venezuelan market. The Venezuelan subsidiary’s sales in 2009 and total assets after the effect of the devaluation represented less than 1% of the company’s respective consolidated totals.
As part of its strategy to drive an enhanced customer facing organization and to further leverage best practices and capabilities across the two organizations, Flowserve announced that the Flowserve Pump Division and the Flow Solutions Division have been integrated into the new Flow Solutions Group (FSG), effective January 1, 2010. The new group will be led by Senior Vice President and President of FSG, Tom Ferguson. “This integration is designed to drive business growth and provide increased value to our customers, while we continue to focus on operational excellence and cost efficiency,” said Blinn.
“Our balance sheet positions us to respond to dynamic market conditions. It also allows us to further invest in our business by focusing on growth initiatives while implementing our strategy of rationalizing and optimizing our global footprint. As part of our long term strategy, the FSG integration and our other investments should drive higher customer service levels, growth opportunities, and greater efficiencies for the future.” said Blinn.
As previously announced, Flowserve plans to file its 2009 Annual Report on Form 10-K and announce its fourth quarter and full year 2009 financial results on Wednesday, February 24 and hold its conference call on Thursday, February 25.
About Flowserve Corp.
Flowserve Corp. is one of the world’s leading providers of fluid motion and control products and services. Operating in more than 55 countries, the company produces engineered and industrial pumps, seals and valves as well as a range of related flow management services. More information about Flowserve can be obtained by visiting the company’s Web site at www.flowserve.com.
SAFE HARBOR STATEMENT: This news release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Words or phrases such as, “may,” “should,” “expects,”

“could,” “intends,” “plans,” “anticipates,” “estimates,” “believes,” “predicts” or other similar expressions are intended to identify forward-looking statements, which include, without limitation, earnings forecasts, statements relating to our business strategy and statements of expectations, beliefs, future plans and strategies and anticipated developments concerning our industry, business, operations and financial performance and condition.
The forward-looking statements included in this news release are based on our current expectations, projections, estimates and assumptions. These statements are only predictions, not guarantees. Such forward-looking statements are subject to numerous risks and uncertainties that are difficult to predict. These risks and uncertainties may cause actual results to differ materially from what is forecast in such forward-looking statements, and include, without limitation, the following: a portion of our bookings may not lead to completed sales, and our ability to convert bookings into revenues at acceptable profit margins; changes in the global financial markets and the availability of capital and the potential for unexpected cancellations or delays of customer orders in our reported backlog; our dependence on our customers’ ability to make required capital investment and maintenance expenditures; risks associated with cost overruns on fixed-fee projects and in taking customer orders for large complex custom engineered products; the substantial dependence of our sales on the success of the petroleum, chemical, power and water industries; the adverse impact of volatile raw materials prices on our products and operating margins; our ability to execute and realize the expected financial benefits from our strategic realignment initiatives; economic, political and other risks associated with our international operations, including military actions or trade embargoes that could affect customer markets, particularly Middle Eastern markets and global petroleum producers, and non-compliance with U.S. export/re-export control, foreign corrupt practice laws, economic sanctions and import laws and regulations; our exposure to fluctuations in foreign currency exchange rates, particularly in hyperinflationary countries such as Venezuela; our furnishing of products and services to nuclear power plant facilities; potential adverse consequences resulting from litigation to which we are a party, such as shareholder litigation and litigation involving asbestos-containing material claims; a foreign government investigation regarding our participation in the United Nations Oil-for-Food Program; our foreign subsidiaries autonomously conducting limited business operations and sales in certain countries identified by the U.S. State Department as state sponsors of terrorism; our relative geographical profitability and its impact on our utilization of deferred tax assets, including foreign tax credits; the potential adverse impact of an impairment in the carrying value of goodwill or other intangibles; our dependence upon third-party suppliers whose failure to perform timely could adversely affect our business operations; the highly competitive nature of the markets in which we operate; environmental compliance costs and liabilities; potential work stoppages and other labor matters; our inability to protect our intellectual property in the U.S., as well as in foreign countries; obligations under our defined benefit pension plans; and other factors described from time to time in our filings with the Securities and Exchange Commission.
All forward-looking statements included in this news release are based on information available to us on the date hereof, and we assume no obligation to update any forward-looking statement.
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